Exhibit 4.5

NORTHWESTERN CORPORATION

TO

JPMORGAN CHASE BANK

as Trustee

SUPPLEMENTAL INDENTURE

Providing, among other things, for

First Mortgage Bonds, Collateral (2004) Series A, due 2009
First Mortgage Bonds, Collateral (2004) Series B, due 2011
and
First Mortgage Bonds, Collateral (2004) Series C, due 2014

Dated as of November 1, 2004

SUPPLEMENTAL INDENTURE, dated as of November 1, 2004 (this “Supplemental Indenture”), made by and between NORTHWESTERN CORPORATION (formerly known as Northwestern Public Service Company), a corporation organized and existing under the laws of the State of Delaware (the “Company”), the post office address of which is 125 S. Dakota Avenue, Suite 1100, Sioux Falls, South Dakota 57104, and JPMORGAN CHASE BANK (successor by merger to The Chase Manhattan Bank (National Association)), a bank organized and existing under the laws of the State of New York (the “Trustee”), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, hereinafter mentioned, the post office address of which is 4 New York Plaza, 15th Floor, New York, New York 10004;

WHEREAS, the Company has heretofore executed and delivered its General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the “Original Indenture”), to the Trustee, for the security of the Bonds of the Company issued and to be issued thereunder (the “Bonds”); and

WHEREAS, the Company has heretofore executed and delivered to the Trustee six indentures supplemental to the Original Indenture, the first dated as of August 15, 1993, the second dated as of August 1, 1995, each of the third, fourth and fifth dated as of September 1, 1995, and the sixth dated as of February 1, 2003 (the Original Indenture, as supplemented and amended by the aforementioned six supplemental indentures and by this Supplemental Indenture, being hereinafter referred to as the “Indenture”); and

WHEREAS, the Company desires to create three new series of Bonds to be issued under the Indenture, to be known respectively as First Mortgage Bonds, Collateral (2004) Series A, due 2009 (the “First Mortgage Bonds, Collateral (2004) Series A”), First Mortgage Bonds, Collateral (2004) Series B, due 2011 (the “First Mortgage Bonds, Collateral (2004) Series B”) and First Mortgage Bonds, Collateral (2004) Series C, due 2014 (the “First Mortgage Bonds, Collateral (2004) Series C”); and

WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

THAT NorthWestern Corporation, in consideration of the acceptance or the purchase and ownership (as applicable) from time to time of the Bonds and the service by the Trustee and its successors, under the Indenture and of One Dollar to it, duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:

ARTICLE I
DESCRIPTION OF FIRST MORTGAGE BONDS, COLLATERAL (2004)
SERIES A

SECTION 1.  The Company hereby creates a new series of Bonds to be known as “First Mortgage Bonds, Collateral (2004) Series A, due 2009”.  The First Mortgage Bonds, Collateral (2004) Series A shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified.  The aggregate principal amount of First Mortgage Bonds, Collateral (2004) Series A which may be authenticated and delivered under the Indenture (except for First Mortgage Bonds, Collateral (2004) Series A authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other First Mortgage Bonds, Collateral (2004) Series A pursuant to the Indenture and except for First Mortgage Bonds, Collateral (2004) Series A which, pursuant to the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is limited to $35,000,000.

First Mortgage Bonds, Collateral (2004) Series A shall be issued to Lehman Commercial Paper Inc., as collateral agent (together with its successors in such capacity, the “Collateral Agent”) under the Bond Delivery and Collateral Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Collateral Agreement”), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Revolving Credit Applicable Share (as hereinafter defined) of the Revolving Credit Obligations (as hereinafter defined) under the Credit Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Credit Agreement”), among the Company, as borrower, the several lenders from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, as co-documentation agents, Lehman Commercial Paper Inc., as administrative agent (together with its successors in such capacity, the “Administrative Agent”) and the Collateral Agent.

As used herein, “Revolving Credit Obligations” means the obligations of the Company (A) to pay (i) principal of and interest on (a) the Revolving Credit Loans (as defined in the Credit Agreement), (b) the Swing Line Loans (as defined in the Credit Agreement), and (c) drawings under Letters of Credit that are not reimbursed pursuant to and in accordance with the Credit Agreement (collectively, “Revolving Loans”), (ii) commitment fees on the average daily amount of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement); and (iii) letter of credit fees on the amount available to be drawn under Letters of Credit (as defined in the Credit

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Agreement), and (B) to cash collateralize Letters of Credit pursuant to and in accordance with Section 8 of the Credit Agreement.

As used herein, “Revolving Credit Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A, due 2009, of the Company (the “Montana Revolving Credit Bonds”) that are outstanding on such day under the Company’s Mortgage and Deed of Trust, dated as of October 1, 1945, relating (among other things) to property acquired by the Company from NorthWestern Energy, L.L.C., which in turn acquired such property from The Montana Power Company (as amended and supplemented, the “Montana Mortgage”).  Simultaneously with the issuance and registration of the First Mortgage Bonds, Collateral (2004) Series A in the name of the Collateral Agent (for the same purpose), the Montana Revolving Credit Bonds will be issued to the Collateral Agent to secure the Revolving Credit Obligations under the Credit Agreement.  Initially, the Revolving Credit Applicable Share will be 28.00% (being the expression as a percentage (rounded to the second decimal place) of a fraction, the numerator of which is $35,000,000 (the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are to be issued and become Outstanding) and the denominator of which is $125,000,000 (the sum of $35,000,000, the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are to be issued and become Outstanding, plus $90,000,000, the aggregate principal amount of the Montana Revolving Credit Bonds that are to be issued and become outstanding under the Montana Mortgage simultaneously with the issuance of the First Mortgage Bonds, Collateral (2004) Series A).  Pursuant to the Collateral Agreement, the Collateral Agent has agreed to furnish to the Trustee (with a copy to the Company) as soon as practicable after any change in the Revolving Credit Applicable Share, a certificate, signed by a person purporting to be its duly authorized officer, notifying the Trustee of such change in the Revolving Credit Applicable Share (a “Revolving Credit Applicable Share Certificate”).  Each Revolving Credit Applicable Share Certificate shall set forth (i) the changed Revolving Credit Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A then Outstanding, and (iv) the aggregate principal amount of the Montana Revolving Credit Bonds then outstanding under the Montana Mortgage.  The Trustee may conclusively presume that the Revolving Credit Applicable Share is 28.00% unless and until the Trustee receives a Revolving Credit Applicable Share Certificate.  Following receipt by the Trustee of a Revolving Credit Applicable Share Certificate, the Trustee may conclusively presume that the Revolving Credit Applicable Share is as set forth in such Revolving Credit Applicable Share Certificate unless and until the Trustee receives a subsequent Revolving Credit Applicable Share Certificate (and the Trustee shall be fully protected in relying thereon).

First Mortgage Bonds, Collateral (2004) Series A shall mature on November 1, 2009 (the “Revolving Credit Maturity Date”), with the unpaid principal of the First

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Mortgage Bonds, Collateral (2004) Series A to be payable on the Revolving Credit Maturity Date; the unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series A shall bear interest (i) with respect to the portion or amount of such principal that is equal to the principal amount of Revolving Loans, at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by Revolving Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on Revolving Loans), payable on each day on which interest is payable on Revolving Loans in accordance with the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of interest that is payable on Revolving Loans on such day in accordance with the Credit Agreement), (ii) with respect to the portion or amount of such principal (in excess of the amount described in the preceding clause (i)) that is equal to the Revolving Credit Applicable Share of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for any day shall be equal to the rate or rates per annum at which commitment fees are payable under the Credit Agreement on the unused Total Revolving Credit Commitments, payable on each day on which commitment fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of commitment fees that is payable under the Credit Agreement on such day), and (iii) with respect to the portion or amount of such principal (in excess of the amounts described in the preceding clauses (i) and (ii)) that is equal to the Revolving Credit Applicable Share of the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum at which letter of credit fees are payable under the Credit Agreement on the amount available to be drawn under Letters of Credit, payable on each day on which letter of credit fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of letter of credit fees that is payable under the Credit Agreement on such day), in each case, to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date; the principal of and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.  First Mortgage Bonds, Collateral (2004) Series A shall be dated as provided in Section 3.03(c) of the Original Indenture (as supplemented).

SECTION 2.  First Mortgage Bonds, Collateral (2004) Series A shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1 in excess of $1,000, appropriately numbered.  First Mortgage Bonds, Collateral (2004) Series A may be exchanged, upon surrender thereof, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more First Mortgage Bonds, Collateral (2004) Series A of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

First Mortgage Bonds, Collateral (2004) Series A shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition

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precedent to any transfer of the First Mortgage Bonds, Collateral (2004) Series A by the Collateral Agent, the Collateral Agent shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Collateral Agent to be correct).

Any transfer of First Mortgage Bonds, Collateral (2004) Series A (i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of First Mortgage Bonds, Collateral (2004) Series A to a successor Collateral Agent under the Collateral Agreement, and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company hereby waives any right to make any charge for any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series A by the Collateral Agent, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series A by the Collateral Agent).

The Company has appointed JPMorgan Chase Bank as its agent to receive First Mortgage Bonds, Collateral (2004) Series A presented or surrendered for payment, to receive First Mortgage Bonds, Collateral (2004) Series A surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the First Mortgage Bonds, Collateral (2004) Series A and the Indenture; and the corporate trust office of JPMorgan Chase Bank in the Borough of Manhattan, The City of New York, State of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York at which such presentations, surrenders, notices and demands may be made or served.

SECTION 3.  First Mortgage Bonds, Collateral (2004) Series A shall be subject to the following terms and conditions (including, without limitation, redemption terms and conditions):

(I)            From time to time after the issuance of the First Mortgage Bonds, Collateral (2004) Series A, and as Revolving Loans are prepaid and reborrowed subject to and in accordance with the Credit Agreement, (A) for purposes of determining the amount of principal payable by the Company with respect to the First Mortgage Bonds, Collateral (2004) Series A, the unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series A at any time shall be deemed to be equal to the Revolving Credit Applicable Share of the unpaid principal amount of the Revolving Loans at such time, plus, if an acceleration of the Revolving Loans shall be in effect in accordance with the Credit Agreement at such time, the amount of cash collateral required to be provided by the Company pursuant to Section 8 of the Credit Agreement in respect of Letters of

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Credit, and (B) for all other purposes of the Indenture (including, without limitation, the determination of the amount of principal on which interest is payable and the determination of the principal amount with respect to which the Collateral Agent, as registered owner, is entitled to vote or otherwise exercise rights as registered owner), the First Mortgage Bonds, Collateral (2004) Series A shall be deemed to be “Outstanding” at any time in an aggregate principal amount equal to the Maximum Principal Amount at such time.  Pursuant to (and by reason of the provisions of Section 10.2 of) the Credit Agreement, the Administrative Agent has agreed to submit to the Trustee (with copies to the Collateral Agent and the Company), from time to time promptly after the request of the Trustee or the Company, a written statement, signed by a person purporting to be its duly authorized officer (an “Unpaid Principal Amount Statement”) stating the unpaid principal amount of the Revolving Loans (and, as a consequence, of the principal amount of the First Mortgage Bonds, Collateral (2004) Series A payable by the Company) as of the date of such Unpaid Principal Amount Statement, setting forth the portions or amounts of the Revolving Loans that are Revolving Credit Loans, Swing Line Loans and unreimbursed drawings under Letters of Credit.  The Trustee may conclusively presume the statements contained in each Unpaid Principal Amount Statement to be correct (and the Trustee shall be fully protected in relying thereon).

(II)           The Maximum Principal Amount on and as of the date of original issuance of the First Mortgage Bonds, Collateral (2004) Series A shall be $35,000,000 (which amount shall be equal to the Revolving Credit Applicable Share of the Total Revolving Credit Commitments on and as of such date) and thereafter shall be reduced from time to time upon each Revolving Credit Commitment Redemption (as hereinafter defined in subdivision III below) and each Revolving Credit Event of Default Commitment Termination Redemption (as hereinafter defined in subdivision III below), in each case, by an amount equal to the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are deemed to have been redeemed pursuant to such Revolving Credit Commitment Redemption or such Revolving Credit Event of Default Commitment Termination Redemption.

(III)         First Mortgage Bonds, Collateral (2004) Series A shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which there is a permanent reduction or termination of the Revolving Credit Commitments (as defined in the Credit Agreement) pursuant to Section 2.10 of the Credit Agreement, First Mortgage Bonds, Collateral (2004) Series A shall be deemed to have been redeemed in an aggregate principal amount equal to the Revolving Credit Applicable Share of the amount of such permanent reduction or termination of the Revolving Credit Commitments pursuant to such Section 2.10 (a “Revolving Credit Commitment Redemption”); (B) on each day on which the Revolving Credit Commitments are permanently terminated pursuant to Section 8 of the Credit Agreement, First Mortgage Bonds, Collateral (2004) Series A shall be deemed to have been redeemed in an aggregate principal amount which, after giving effect to such termination, results in the Maximum Principal Amount of the First Mortgage Bonds, Collateral (2004) Series A being equal to the Revolving Credit Applicable Share of the sum of the principal amount of the Revolving Loans then

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outstanding under the Credit Agreement and the amount then available to be drawn under Letters of Credit (a “Revolving Credit Event of Default Commitment Termination Redemption”); and (C) on each day on which the Revolving Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Trustee (such notice and call being waived by the registered owners of the First Mortgage Bonds, Collateral (2004) Series A by the acceptance of the First Mortgage Bonds, Collateral (2004) Series A and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a reinstatement of the Revolving Credit Commitments or a rescission or annulment of the acceleration of the Revolving Loans pursuant to the Credit Agreement or otherwise, the related Revolving Credit Event of Default Commitment Termination Redemption or the related Acceleration Redemption shall be deemed to be rescinded or annulled, without prejudice to the occurrence of another Revolving Credit Event of Default Commitment Termination Redemption or another Acceleration Redemption upon and by reason of a subsequent termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or another acceleration of the Revolving Loans in accordance with the Credit Agreement.  Acceleration Redemption of the First Mortgage Bonds, Collateral (2004) Series A on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount (determined in accordance with the provisions of subdivision II above) of the First Mortgage Bonds, Collateral (2004) Series A that is then payable by the Company (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due an Acceleration Redemption Amount, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Revolving Credit Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Revolving Loans in accordance with the Credit Agreement.

The Trustee may conclusively presume that no redemption of First Mortgage Bonds, Collateral (2004) Series A is deemed to have occurred or resulted in a reduction of the Maximum Principal Amount (in the case of a Revolving Credit Commitment Redemption or a Revolving Credit Event of Default Commitment Termination Redemption) or is required to occur (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the Revolving Credit Commitments have been permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments have been permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans have been accelerated in accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall (i) state the date on which the Revolving Credit Commitments were permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments were permanently terminated

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pursuant to Section 8 of the Credit Agreement or the Revolving Loans were accelerated, (ii) the amount by which the Revolving Credit Commitments were so permanently reduced or terminated and the Maximum Principal Amount (determined in accordance with this Supplemental Indenture) after giving effect to the related and deemed redemption of First Mortgage Bonds, Collateral (2004) Series A or the principal amount of the Revolving Loans subject to acceleration on such date, (iii) the principal amount of First Mortgage Bonds, Collateral (2004) Series A that are deemed to have been redeemed or are to be redeemed on such date in accordance with this Supplemental Indenture by reason of such permanent reduction or termination of the Revolving Credit Commitments and such reduction of the Maximum Principal Amount or such acceleration of the Revolving Loans, and (iv) in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the First Mortgage Bonds, Collateral (2004) Series A (determined in accordance with this Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the First Mortgage Bonds, Collateral (2004) Series A.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all First Mortgage Bonds, Collateral (2004) Series A then Outstanding, of notice of redemption and call for redemption by the Company or the Trustee of the First Mortgage Bonds, Collateral (2004) Series A subject to redemption as described in such Redemption Demand.  The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Trustee shall be fully protected in relying thereon).

The Trustee may conclusively presume that no rescission or annulment of a Revolving Credit Event of Default Commitment Termination Redemption or an Acceleration Redemption (in respect of which the Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the First Mortgage Bonds, Collateral (2004) Series A was rescinded or annulled in accordance with this Supplemental Indenture.  The Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Trustee shall be fully protected in relying thereon).

Pursuant to (and by reason of the provisions of Section 10.2 of) the Credit Agreement, the Administrative Agent has agreed to submit to the Trustee (with copies to the Collateral Agent and the Company) (i) a Redemption Demand with respect to, and in connection with, each event that gives rise to a redemption (deemed or actual) of First Mortgage Bonds, Collateral (2004) Series A, and (ii) a Rescission Notice in connection with any event that gives rise to the rescission or annulment of a Revolving Credit Event of Default Commitment Termination Redemption or an Acceleration Redemption.

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Pursuant to the Collateral Agreement, the Collateral Agent has agreed, upon written request of the Company and so long as no Default or Event of Default described in Section 8(f) of the Credit Agreement shall have occurred and be continuing, to surrender or exchange its First Mortgage Bond, Collateral (2004) Series A or First Mortgage Bonds, Collateral (2004) Series A, from time to time (including, without limitation, promptly following each redemption of First Mortgage Bonds, Collateral (2004) Series A that is deemed to occur (in the case of a Revolving Credit Commitment Redemption or a Revolving Credit Event of Default Commitment Termination Redemption) or that occurs (in the case of an Acceleration Redemption) in accordance with this Supplemental Indenture), so that at all times the Collateral Agent is holding one or more First Mortgage Bonds, Collateral (2004) Series A in an aggregate principal amount equal to, but not in excess of, the Maximum Principal Amount of the First Mortgage Bonds, Collateral (2004) Series A at such time.

(IV)         It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything herein or in any First Mortgage Bonds, Collateral (2004) Series A to the contrary (other than the provisions of subdivision VI below), each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series A that becomes due and payable on any day in accordance with this Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Revolving Credit Applicable Share of, a payment of Revolving Credit Obligations that becomes due and payable on such day in accordance with the Credit Agreement.

(V)           The obligation of the Company to make each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series A that becomes due and payable in accordance with this Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the First Mortgage Bonds, Collateral (2004) Series A to be in an amount equal to the Revolving Credit Applicable Share of the amount of such partial payment with respect to the Revolving Credit Obligations).  The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on the First Mortgage Bonds, Collateral (2004) Series A has been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of Revolving Credit Obligations which became due and payable in accordance with the Credit Agreement, (ii) the amount and date of such payment of Revolving Credit Obligations which the Company has failed to make in accordance with the Credit Agreement, and (iii) the amount of principal of and/or interest on the First Mortgage Bonds, Collateral (2004) Series A which, in accordance with this Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company.  The Trustee may conclusively presume the statements contained in any such notice from the

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Administrative Agent to be correct unless and until the Trustee shall receive a subsequent and/or modified notice from the Administrative Agent pursuant to and in accordance with this subdivision (V) (and the Trustee shall be fully protected in relying thereon).  Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that the Trustee shall not be responsible for (i) the calculation of interest on the First Mortgage Bonds, Collateral (2004) Series A, or (ii) the determination of any amount (including, without limitation, any amount of the Revolving Credit Obligations) that is payable or paid under the Credit Agreement.

(VI)         Nothing herein or in any of the First Mortgage Bonds, Collateral (2004) Series A (including, without limitation, any reference to the principal payable with respect to the First Mortgage Bonds, Collateral (2004) Series A being determined on the basis of the Revolving Credit Applicable Share of the principal payable with respect to the Revolving Credit Obligations) shall, or shall be deemed or construed to, increase the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are Outstanding at any time to an amount in excess of the Maximum Principal Amount at such time.

SECTION 4.  The First Mortgage Bonds, Collateral (2004) Series A and the Trustee’s Certificate of Authentication shall be substantially in the form attached hereto as Exhibit A.

ARTICLE II
DESCRIPTION OF FIRST MORTGAGE BONDS, COLLATERAL (2004)
SERIES B

SECTION 1.  The Company hereby creates a new series of Bonds to be known as “First Mortgage Bonds, Collateral (2004) Series B, due 2011.”  The First Mortgage Bonds, Collateral (2004) Series B shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified.  The aggregate principal amount of First Mortgage Bonds, Collateral (2004) Series B which may be authenticated and delivered under the Indenture (except for First Mortgage Bonds, Collateral (2004) Series B authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other First Mortgage Bonds, Collateral (2004) Series B pursuant to the Indenture and except for First Mortgage Bonds, Collateral (2004) Series B which, pursuant to the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is limited to $28,000,000.

First Mortgage Bonds, Collateral (2004) Series B shall be issued to the Collateral Agent to secure the obligations of the Company to pay when due the Term Loan Applicable Share (as hereinafter defined) of the principal of and interest on the term loans (the “Term Loans”) made and outstanding under the Credit Agreement.

As used herein, “Term Loan Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004)

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Series B that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B, due 2011, of the Company (the “Montana Term Loan Bonds”) that are outstanding on such day under the Montana Mortgage.  Simultaneously with the issuance and registration of the First Mortgage Bonds, Collateral (2004) Series B in the name of the Collateral Agent (for the same purpose), the Montana Term Loan Bonds will be issued to the Collateral Agent to secure the obligations of the Company to pay when due a portion of the principal of and interest on the Term Loans.  Initially, the Term Loan Applicable Share will be 28.00% (being the expression as a percentage (rounded to the second decimal place) of a fraction, the numerator of which is $28,000,000 (the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are to be issued and become Outstanding) and the denominator of which is $100,000,000 (the sum of $28,000,000, the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are to be issued and become Outstanding, plus $72,000,000, the aggregate principal amount of the Montana Term Loan Bonds that are to be issued and become outstanding under the Montana Mortgage simultaneously with the issuance of the First Mortgage Bonds, Collateral (2004) Series B).  Pursuant to the Collateral Agreement, the Collateral Agent has agreed to furnish to the Trustee (with a copy to the Company) as soon as practicable after any change in the Term Loan Applicable Share, a certificate, signed by a person purporting to be its duly authorized officer, notifying the Trustee of such change in the Term Loan Applicable Share (a “Term Loan Applicable Share Certificate”).  Each Term Loan Applicable Share Certificate shall set forth (i) the changed Term Loan Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B then Outstanding, and (iv) the aggregate principal amount of the Montana Term Loan Bonds then outstanding under the Montana Mortgage.  The Trustee may conclusively presume that the Term Loan Applicable Share is 28.00% unless and until the Trustee receives a Term Loan Applicable Share Certificate.  Following receipt by the Trustee of a Term Loan Applicable Share Certificate, the Trustee may conclusively presume that the Term Loan Applicable Share is as set forth in such Term Loan Applicable Share Certificate unless and until the Trustee receives a subsequent Term Loan Applicable Share Certificate.

First Mortgage Bonds, Collateral (2004) Series B shall mature on November 1, 2011 (the “Term Loan Maturity Date”), with (i) an installment of the principal of the First Mortgage Bonds, Collateral (2004) Series B in an amount equal to $70,000 (said amount representing one quarter of one percent (0.25%) of the original aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B) to be payable on each March 31, June 30, September 30 and December 31, commencing March 31, 2005 and continuing through and including September 30, 2010, (ii) an installment of the principal amount of First Mortgage Bonds, Collateral (2004) Series B in an amount equal to $6,580,000 (said amount representing twenty-three and one-half percent (23.5%) of the original aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B) to be payable on December 31, 2010, March 31, 2011 and June 30, 2011, and (iii) the balance of the principal of the First Mortgage Bonds, Collateral (2004) Series B to be payable on the Term Loan Maturity Date (in each case,

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unless an equal installment or balance of principal of the Term Loans is not due and payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement by reason of prior prepayment of the Term Loans (in which event, there shall be due and payable on the First Mortgage Bonds, Collateral (2004) Series B on such day or on the Term Loan Maturity Date, as applicable, an amount of principal of said Bonds equal to the Term Loan Applicable Share of the amount of principal of the Term Loans that is payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement); the unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series B shall bear interest at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by the Term Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on the Term Loans), payable on each day on which interest is payable on the Term Loans in accordance with the Credit Agreement (and in an amount equal to the Term Loan Applicable Share of the amount of interest that is payable on the Term Loans on such day in accordance with the Credit Agreement) to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date; the principal of and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.  First Mortgage Bonds, Collateral (2004) Series B shall be dated as in Section 3.03(c) of the Original Indenture (as supplemented) provided.

As permitted pursuant to Sections 3.01 and 5.06 of the Indenture (as supplemented), scheduled amortization payments with respect to the First Mortgage Bonds, Collateral (2004) Series B (as specified for the First Mortgage Bonds, Collateral (2004) Series B prior to the Term Loan Maturity Date pursuant to the preceding paragraph of this Section 1) shall not constitute a redemption in part of the First Mortgage Bonds, Collateral (2004) Series B for purposes of Section 5.06 of the Indenture (as supplemented) (and, therefore, surrender of the First Mortgage Bonds, Collateral (2004) Series B shall not be a condition to the receipt by the registered owners of the First Mortgage Bonds, Collateral (2004) Series B of such scheduled amortization payments).

SECTION 2.  First Mortgage Bonds, Collateral (2004) Series B shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1 in excess of $1,000, appropriately numbered.  First Mortgage Bonds, Collateral (2004) Series B may be exchanged, upon surrender thereof, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more First Mortgage Bonds, Collateral (2004) Series B of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

First Mortgage Bonds, Collateral (2004) Series B shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the First Mortgage Bonds, Collateral (2004) Series B by the Collateral Agent, the Collateral Agent shall submit to the Company, the Trustee and the

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Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Collateral Agent to be correct).

Any transfer of First Mortgage Bonds, Collateral (2004) Series B (i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of First Mortgage Bonds, Collateral (2004) Series B to a successor Collateral Agent under the Collateral Agreement, and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company hereby waives any right to make any charge for any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series B by the Collateral Agent, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series B by the Collateral Agent).

The Company has appointed JPMorgan Chase Bank as its agent to receive First Mortgage Bonds, Collateral (2004) Series B presented or surrendered for payment, to receive First Mortgage Bonds, Collateral (2004) Series B surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the First Mortgage Bonds, Collateral (2004) Series B and the Indenture; and the corporate trust office of JPMorgan Chase Bank in the Borough of Manhattan, The City of New York, State of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York at which such presentations, surrenders, notices and demands may be made or served.

SECTION 3.  First Mortgage Bonds, Collateral (2004) Series B shall be subject to the following redemption and other terms and conditions:

(I)            First Mortgage Bonds, Collateral (2004) Series B shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which the Term Loans are prepaid in accordance with the Credit Agreement, First Mortgage Bonds, Collateral (2004) Series B shall be deemed to have been redeemed in an aggregate principal amount equal to the Term Loan Applicable Share of the aggregate principal amount of the Term Loans that are so prepaid on such day (a “Term Loan Prepayment Redemption”); and (B) on each day on which the Term Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Trustee (such notice and call being

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waived by the registered owners of the First Mortgage Bonds, Collateral (2004) Series B by the acceptance of the First Mortgage Bonds, Collateral (2004) Series B and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of an acceleration of the Term Loans pursuant to the Credit Agreement or otherwise, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Term Loans in accordance with the Credit Agreement).  Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series B on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount of the First Mortgage Bonds, Collateral (2004) Series B (without premium), together with interest accrued on said principal to and including the date of redemption (collectively, an “Acceleration Redemption Amount”);  and such Acceleration Redemption Amount shall be due and payable on the First Mortgage Bonds, Collateral (2004) Series B on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due the Acceleration Redemption Amount with respect to an Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series B, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Term Loan Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Term Loans in accordance with the Credit Agreement.

The Trustee may conclusively presume that no redemption of First Mortgage Bonds, Collateral (2004) Series B is deemed to have occurred (in the case of a Term Loan Prepayment Redemption) or is required (in the case of an Acceleration Redemption unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that Term Loans have been prepaid or have been accelerated, in either case, in accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which the Term Loans were prepaid or accelerated in accordance with the Credit Agreement, (ii) the principal amount of the Term Loans so prepaid or accelerated on such date, (iii) the principal amount of First Mortgage Bonds, Collateral (2004) Series B that are deemed to have been redeemed or are to be redeemed on such date in accordance with this Supplemental Indenture by reason of such prepayment or acceleration, and (iv) in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the First Mortgage Bonds, Collateral (2004) Series B (determined in accordance with this Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the First Mortgage Bonds, Collateral (2004) Series B.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all First Mortgage Bonds, Collateral (2004) Series B then Outstanding, of notice of redemption and call for redemption by the Company or the Trustee of the First Mortgage Bonds, Collateral (2004) Series B deemed redeemed or subject to redemption as described in such Redemption Demand.  The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Trustee shall be fully protected in relying thereon).

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The Trustee may conclusively presume that no rescission or annulment of an Acceleration Redemption (in respect of which the Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Term Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Term Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the First Mortgage Bonds, Collateral (2004) Series B was rescinded or annulled in accordance with this Supplemental Indenture.  The Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Trustee shall be fully protected in relying thereon).

Pursuant to (and by reason of the provisions of Section 10.2 of) the Credit Agreement, the Administrative Agent has agreed to submit to the Trustee (with copies to the Collateral Agent and the Company) (i) a Redemption Demand with respect to, and in connection with, each event that gives rise to a redemption (deemed or actual) of First Mortgage Bonds, Collateral (2004) Series B, and (ii) a Rescission Notice in connection with any event that gives rise to the rescission or annulment of an Acceleration Redemption.  Pursuant to the Collateral Agreement, the Collateral Agent has agreed, upon written request of the Company and so long as no Default or Event of Default described in Section 8(f) of the Credit Agreement shall have occurred and be continuing, to surrender or exchange its First Mortgage Bond, Collateral (2004) Series B or First Mortgage Bonds, Collateral (2004) Series B, from time to time (including, without limitation, promptly following each redemption (deemed or actual) of First Mortgage Bonds, Collateral (2004) Series B), so that at all times the Collateral Agent is holding one or more First Mortgage Bonds, Collateral (2004) Series B in an aggregate principal amount equal to, but not in excess of, the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are then Outstanding (and the Term Loan Applicable Share of the aggregate principal amount of Term Loans that are then outstanding under the Credit Agreement).

(II)           It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything herein or in any First Mortgage Bonds, Collateral (2004) Series B to the contrary (other than the provisions of subdivision IV below), each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series B that becomes due and payable on any day in accordance with this Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to, the Term Loan Applicable Share of, a payment of principal of or interest on the Term Loans that becomes due and payable on such day in accordance with the Credit Agreement.

(III)         The obligation of the Company to make each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series B that becomes due and payable in accordance with this Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been fully paid under and in accordance with the Credit Agreement, and

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(B) shall be partially satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the First Mortgage Bonds, Collateral (2004) Series B to be in an amount equal to the Term Loan Applicable Share of the amount of such partial payment with respect to the Term Loans).  The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on the First Mortgage Bonds, Collateral (2004) Series B shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of principal of and/or interest on the Term Loans which became due and payable in accordance with the Credit Agreement, (ii) the amount and date of such payment of principal of and/or interest on the Term Loans which the Company has failed to make in accordance with the Credit Agreement, and (iii) the amount of principal of and/or interest on the First Mortgage Bonds, Collateral (2004) Series B which, in accordance with this Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company.  The Trustee may conclusively presume the statements contained in any such notice from the Administrative Agent to be correct unless and until the Trustee shall receive a subsequent and/or modified notice from the Administrative Agent pursuant to and in accordance with this subdivision (III) (and the Trustee shall be fully protected in relying thereon).  Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that the Trustee shall not be responsible for (i) the calculation of interest on the First Mortgage Bonds, Collateral (2004) Series B, or (ii) the determination of any amount (including, without limitation, any principal of or interest on the Term Loans) that is payable or paid under the Credit Agreement.

(IV)         Nothing herein or in any of the First Mortgage Bonds, Collateral (2004) Series B (including, without limitation, any reference to the principal payable with respect to the First Mortgage Bonds, Collateral (2004) Series B being determined on the basis of the Term Loan Applicable Share of the principal payable with respect to the Term Loans) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are Outstanding from time to time, (B) cause or permit an amount of principal of the First Mortgage Bonds, Collateral (2004) Series B to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $28,000,000, or (C) cause or permit to be or to become due and payable interest on the First Mortgage Bonds, Collateral (2004) Series B which is payable on any principal of the First Mortgage Bonds, Collateral (2004) Series B that is in excess of the principal of the First Mortgage Bonds, Collateral (2004) Series B as restricted pursuant to the preceding clauses (A) and (B).

SECTION 4.  The First Mortgage Bonds, Collateral (2004) Series B and the Trustee’s Certificate of Authentication shall be substantially in the form attached hereto as Exhibit B.

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ARTICLE III
DESCRIPTION OF FIRST MORTGAGE BONDS, COLLATERAL (2004)
SERIES C

SECTION 1.  The Company hereby creates a new series of Bonds to be known as “First Mortgage Bonds, Collateral (2004) Series C, due 2014.”  The First Mortgage Bonds, Collateral (2004) Series C shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified.  The aggregate principal amount of First Mortgage Bonds, Collateral (2004) Series C which may be authenticated and delivered under the Indenture (except for First Mortgage Bonds, Collateral (2004) Series C authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other First Mortgage Bonds, Collateral (2004) Series C pursuant to the Indenture and except for First Mortgage Bonds, Collateral (2004) Series C which, pursuant to the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is limited to $64,000,000.

First Mortgage Bonds, Collateral (2004) Series C shall be issued to and registered in the name of U.S. Bank National Association, as trustee (together with its successors in such capacity, the “Senior Note Trustee”) under the Indenture, dated as of November 1, 2004, between the Company and the Senior Note Trustee, as supplemented and amended by Supplemental Indenture No. 1, dated as of November 1, 2004 (as so supplemented and amended and as may be further supplemented, amended or otherwise modified in accordance with its terms, the “Senior Note Indenture”), to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on a series of senior secured notes of the Company issued pursuant to the Senior Note Indenture designated “Senior Secured Notes, 5.875% Series A due 2014” (the “Series A Senior Notes”) and, if and to the extent issued and delivered in exchange for the Series A Senior Notes subject to and in accordance with the Senior Note Indenture, a series of senior secured notes of the Company designated “Senior Secured Notes, 5.875% Exchange Series A due 2014” (the “Series A Exchange Notes”).  The Series A Notes and, if and to the extent issued in exchange for Series A Senior Notes subject to and in accordance with the Senior Note Indenture, the Series A Exchange Notes are referred to hereinafter, collectively, as the “Senior Notes”.  For purposes of the Senior Note Indenture, First Mortgage Bonds, Collateral (2004) Series C, together with the Montana Senior Notes Bonds (as such term is hereinafter defined), are “the related or corresponding First Mortgage Bonds” with respect to the Senior Notes.

As used herein, “Senior Notes Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the eighth decimal place), (i) the numerator of which is the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C, due 2014, of the Company (the “Montana Senior Notes Bonds”) that are outstanding on such day under the Montana

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Mortgage.  Simultaneously with the issuance and registration of the First Mortgage Bonds, Collateral (2004) Series C in the name of the Senior Note Trustee (for the same purpose), the Montana Senior Notes Bonds will be issued to and registered in the name of the Senior Note Trustee, to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on the Senior Notes.  Initially, the Senior Notes Applicable Share will be 28.44444444% (being the expression as a percentage (rounded to the eighth decimal place) of a fraction, the numerator of which is $64,000,000 (the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are to be issued and become Outstanding) and the denominator of which is $225,000,000 (the sum of $64,000,000, the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are to be issued and become Outstanding, plus $161,000,000, the aggregate principal amount of the Montana Senior Notes Bonds that are to be issued and become outstanding under the Montana Mortgage simultaneously with the issuance of the First Mortgage Bonds, Collateral (2004) Series C).  Pursuant to the Senior Note Indenture, the Senior Note Trustee has agreed to furnish to the Trustee (with a copy to the Company) as soon as practicable after any change in the Senior Notes Applicable Share, a certificate, signed by a person purporting to be its duly authorized officer, notifying the Trustee of such change in the Senior Notes Applicable Share (a “Senior Notes Applicable Share Certificate”).  Each Senior Notes Applicable Share Certificate shall set forth (i) the changed Senior Notes Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C then Outstanding, and (iv) the aggregate principal amount of the Montana Senior Notes Bonds then outstanding under the Montana Mortgage.  The Trustee may conclusively presume that the Senior Notes Applicable Share is 28.44444444% unless and until the Trustee receives a Senior Notes Applicable Share Certificate.  Following receipt by the Trustee of a Senior Notes Applicable Share Certificate, the Trustee may conclusively presume that the Senior Notes Applicable Share is as set forth in such Senior Notes Applicable Share Certificate unless and until the Trustee receives a subsequent Senior Notes Applicable Share Certificate (and the Trustee shall be fully protected in relying thereon).

First Mortgage Bonds, Collateral (2004) Series C shall mature on November 1, 2014 (the “Senior Notes Maturity Date”), with the unpaid principal of the First Mortgage Bonds, Collateral (2004) Series C to be due and payable on the Senior Notes Maturity Date; the unpaid principal amount of the Bonds of the First Mortgage Bonds, Collateral (2004) Series C shall bear interest at the rate of five and seven eighth percent (5.875%) per annum (calculated in the same manner as interest is calculated on the Senior Notes in accordance with the Senior Note Indenture), payable semiannually on the first (1st) day of each May and November, commencing on May 1, 2005 and continuing until the principal of the First Mortgage Bonds, Collateral (2004) Series C is paid (or provided for in accordance with the Senior Note Indenture), to the Senior Note Trustee as the registered owner, without regard to, or necessity for, any record date; principal of, premium (if any) and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.  First Mortgage Bonds, Collateral (2004) Series C shall be dated as in Section 3.03(c) of the Original Indenture (as supplemented) provided.

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SECTION 2.  First Mortgage Bonds, Collateral (2004) Series C shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1 in excess of $1,000, appropriately numbered.  First Mortgage Bonds, Collateral (2004) Series C may be exchanged, upon surrender thereof, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more First Mortgage Bonds, Collateral (2004) Series C of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

First Mortgage Bonds, Collateral (2004) Series C shall not be transferable except to any successor Senior Note Trustee under the Senior Note Indenture.  As a condition precedent to any transfer of the First Mortgage Bonds, Collateral (2004) Series C by the Senior Note Trustee, the Senior Note Trustee shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Senior Note Trustee under the Senior Note Indenture (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Senior Note Trustee to be correct and shall fully be protected in relying thereon).

Any transfer of First Mortgage Bonds, Collateral (2004) Series C (i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of First Mortgage Bonds, Collateral (2004) Series C to a successor Senior Note Trustee under the Senior Note Indenture (and the Company hereby waives the provisions of such paragraph with respect to any such transfer), and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company hereby waives any right to make any charge for any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series C by the Senior Note Trustee, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series C by the Senior Note Trustee to a successor Senior Note Trustee under the Senior Note Indenture).

The Company has appointed JPMorgan Chase Bank as its agent to receive First Mortgage Bonds, Collateral (2004) Series C presented or surrendered for payment, to receive First Mortgage Bonds, Collateral (2004) Series C surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the First Mortgage Bonds, Collateral (2004) Series C and the Indenture; and the corporate trust office of JPMorgan Chase Bank in the Borough of Manhattan, The City of New York, State of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York at which such presentations, surrenders, notices and demands may be made or served.

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SECTION 3.  First Mortgage Bonds, Collateral (2004) Series C shall be subject to the following redemption and other terms and conditions:

(I)            First Mortgage Bonds, Collateral (2004) Series C shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which Senior Notes become due and payable in accordance with Section 405 of the Senior Note Indenture by reason of redemption in accordance with the Senior Note Indenture (a “Senior Notes Redemption Payment Date”), First Mortgage Bonds, Collateral (2004) Series C shall be subject to mandatory redemption by the Company in an aggregate principal amount equal to the Senior Notes Applicable Share of the aggregate principal amount of the Senior Notes that become so due and payable on such Senior Notes Redemption Payment Date (a “Corresponding Redemption”); and (B) on each day on which the Senior Notes become due and payable in accordance with Section 702 of the Senior Note Indenture by reason of acceleration of the Senior Notes in accordance with the Senior Note Indenture (a “Senior Notes Acceleration Payment Date”), the entire aggregate principal amount of First Mortgage Bonds, Collateral (2004) Series C shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Trustee (such notice and call being waived by the registered owners of First Mortgage Bonds, Collateral (2004) Series C by the acceptance of First Mortgage Bonds, Collateral (2004) Series C and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of an acceleration of the Senior Notes pursuant to the Senior Note Indenture, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Senior Notes in accordance with the Senior Note Indenture).

Each Corresponding Redemption of First Mortgage Bonds, Collateral (2004) Series C shall be at a redemption price equal to the redemption price payable in connection with the redemption of Senior Notes to which it corresponds (consisting of principal of and, if applicable to such redemption of Senior Notes in accordance with the Senior Note Indenture, premium on such Senior Notes), together with interest accrued on the principal included in such redemption price to such Senior Notes Redemption Payment Date (a “Corresponding Redemption Amount”); and such Corresponding Redemption Amount shall be due and payable on such Senior Notes Redemption Payment Date.  Each Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series C on a Senior Notes Acceleration Payment Date shall be at a redemption price equal to the principal amount of the First Mortgage Bonds, Collateral (2004) Series C (without premium), together with interest accrued on said principal to the date of redemption (an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Senior Notes Acceleration Payment Date.  In the event of any failure by the Company to pay when due the Corresponding Redemption Amount with respect to a Corresponding Redemption of First Mortgage Bonds, Collateral (2004) Series C or the Acceleration Redemption Amount with respect to an Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series C, interest shall accrue on

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such unpaid Corresponding Redemption Amount or such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Senior Notes Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of, premium (if any) and interest on the Senior Notes in accordance with the Senior Note Indenture.

The Trustee may conclusively presume that no redemption of First Mortgage Bonds, Collateral (2004) Series C is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that Senior Notes became due and payable pursuant to Section 405 or 702 of the Senior Note Indenture by reason of redemption or acceleration in accordance with the Senior Note Indenture (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which Senior Notes became due and payable by reason of redemption or acceleration in accordance with the Senior Note Indenture, (ii) the principal amount of the Senior Notes that became so due and payable on such date, (iii) the principal amount of First Mortgage Bonds, Collateral (2004) Series C to be redeemed on such date in accordance with this Supplemental Indenture by reason of such redemption or acceleration, and (iv) the Corresponding Redemption Amount or the Acceleration Redemption Amount payable on such date with respect to First Mortgage Bonds, Collateral (2004) Series C (determined in accordance with this Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of, premium (if any) and interest on First Mortgage Bonds, Collateral (2004) Series C.  Each Redemption Demand shall be deemed to constitute a waiver by the Senior Note Trustee, as registered owner of all First Mortgage Bonds, Collateral (2004) Series C then Outstanding, of notice of redemption and call for redemption by the Company or the Trustee of First Mortgage Bonds, Collateral (2004) Series C subject to redemption as described in such Redemption Demand.  The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Trustee shall be fully protected in relying thereon).

The Trustee may conclusively presume that no rescission or annulment of an Acceleration Redemption (in respect of which the Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Senior Notes has been rescinded or annulled in accordance with the Senior Note Indenture (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Senior Notes was rescinded or annulled in accordance with the Senior Note Indenture and, as consequence, the redemption of First Mortgage Bonds, Collateral (2004) Series C was rescinded or annulled in accordance with this Supplemental Indenture.  The Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Trustee shall be fully protected in relying thereon).

(II)           It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything herein or in any First Mortgage Bonds, Collateral (2004) Series C to the contrary (other than the provisions of subdivision (IV) below), each payment of principal of, premium (if any) or interest on the First Mortgage Bonds, Collateral (2004) Series C

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that becomes due and payable on any day in accordance with this Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to, the Senior Notes Applicable Share of, a payment of principal of, premium (if any) or interest on the Senior Notes that becomes due and payable on such day in accordance with the Senior Note Indenture.

(III)         The obligation of the Company to make each payment of principal of, premium (if any) or interest on the First Mortgage Bonds, Collateral (2004) Series C that becomes due and payable in accordance with this Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been fully paid, or if provision for the full payment of the Senior Notes shall have been made (by depositing moneys sufficient for such full payment with the Senior Note Trustee), in either case under and in accordance with the Senior Note Indenture, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been partially paid, or if provision for the partial payment of the Senior Notes shall have been made (by depositing moneys sufficient for such partial payment with the Senior Note Trustee), in either case under and in accordance with the Senior Note Indenture (such partial satisfaction and discharge with respect to the First Mortgage Bonds, Collateral (2004) Series C to be in an amount equal to the Senior Notes Applicable Share of the amount of such partial payment or provision for partial payment with respect to the Senior Notes).  The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of, premium (if any) and interest on the First Mortgage Bonds, Collateral (2004) Series C has been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of principal of, premium (if any) and/or interest on the Senior Notes which became due and payable in accordance with the Senior Note Indenture, (ii) the amount and date of such payment of principal of, premium (if any) and/or interest on the Senior Notes which the Company has failed to make in accordance with the Senior Note Indenture, and (iii) the amount of principal of, premium (if any) and/or interest on the First Mortgage Bonds, Collateral (2004) Series C which, in accordance with this Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company.  The Trustee may conclusively presume the statements contained in any such notice from the Senior Note Trustee to be correct unless and until the Trustee shall receive a subsequent and/or modified notice from the Senior Note Trustee pursuant to and in accordance with this subdivision (III) (and the Trustee shall be fully protected in relying thereon).  Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that the Trustee shall not be responsible for (i) the calculation of interest on the First Mortgage Bonds, Collateral (2004) Series C, or (ii) the determination of any amount (including, without limitation, any principal of, premium (if any) or interest on the Senior Notes) that is payable or paid under the Senior Note Indenture.

(IV)         Nothing herein or in any of the First Mortgage Bonds, Collateral (2004) Series C (including, without limitation, any reference to the principal payable with respect to the First Mortgage Bonds, Collateral (2004) Series C being determined on the

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basis of the Senior Notes Applicable Share of the principal payable with respect to the Senior Notes) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are Outstanding from time to time, (B) cause or permit an amount of principal of the First Mortgage Bonds, Collateral (2004) Series C to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $64,000,000, or (C) cause or permit to be or to become due and payable interest on the First Mortgage Bonds, Collateral (2004) Series C which is payable on any principal of the First Mortgage Bonds, Collateral (2004) Series C that is in excess of the principal of the First Mortgage Bonds, Collateral (2004) Series C as restricted pursuant to the preceding clauses (A) and (B).

SECTION 4.  The First Mortgage Bonds, Collateral (2004) Series C and the Trustee’s Certificate of Authentication shall be substantially in the form attached hereto as Exhibit C.

ARTICLE IV
ISSUE OF
FIRST MORTGAGE BONDS, COLLATERAL (2004) SERIES A,
FIRST MORTGAGE BONDS, COLLATERAL (2004) SERIES B,
AND FIRST MORTGAGE BONDS, COLLATERAL (2004) SERIES C

SECTION 1.  The Company hereby exercises the right to obtain the authentication of $110,000,000 principal amount of Bonds pursuant to the terms of Section 4.04 of the Indenture.  Such Bonds shall be $35,000,000 principal amount of First Mortgage Bonds, Collateral (2004) Series A, $28,000,000 principal amount of First Mortgage Bonds, Collateral (2004) Series B, and $47,000,000 principal amount of First Mortgage Bonds, Collateral (2004) Series C.

SECTION 2.  The Company hereby exercises the right to obtain the authentication of $17,000,000 principal amount of Bonds pursuant to the terms of Section 4.03 of the Indenture.  All such Bonds shall be First Mortgage Bonds, Collateral (2004) Series C.

SECTION 3.  Such First Mortgage Bonds, Collateral (2004) Series A, First Mortgage Bonds, Collateral (2004) Series B, and First Mortgage Bonds, Collateral (2004) Series C may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.

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ARTICLE V
AMENDMENTS TO MORTGAGE

SECTION 1.  Section 1.03 of the Original Indenture is amended by adding at the end thereof the following additional paragraph:

Notwithstanding anything herein to the contrary, (i) with respect to the Net Earnings Certificate required as a condition to the issuance of First Mortgage Bonds, Collateral (2004) Series A, First Mortgage Bonds, Collateral (2004) Series B, and First Mortgage Bonds, Collateral (2004) Series C, pursuant to Section 4.03 and, if applicable, Section 4.04 of the Original Indenture, and (ii) with respect to each Net Earnings Certificate required at any time at which (a) any of the First Mortgage Bonds, Collateral (2004) Series A, First Mortgage Bonds, Collateral (2004) Series B, and First Mortgage Bonds, Collateral (2004) Series C are Outstanding under the Indenture, and (b) any bonds are outstanding under the Montana Mortgage, the “Adjusted Net Earnings of the Company” shall be, and shall be stated in such Net Earnings Certificate to be, the lesser of (A) the amount (for the applicable period selected in accordance with paragraph (a) of this Section 1.03) determined in accordance with paragraph (a) of this Section 1.03 (and the other provisions of this Section 1.03 that are relevant to such paragraph) on the basis of (i) the items set forth in clauses (i) and (ii) of paragraph (a) of this Section 1.03 being such portions of such items of the Company as have been reasonably allocated by the Company to or from the Mortgaged Property as a plant or plants and an operating system or operating systems in a manner consistent with the manner of allocation utilized and/or to be utilized by the Company in making calculations of the “Adjusted Net Earnings of the Company” under and as defined in the Montana Mortgage, and (ii) the item set forth in clause (iv) of paragraph (a) of this Section 1.03 being calculated without regard to income derived by the Company from any electric and/or gas utility business of the Company in which the Mortgaged Property is not utilized (but otherwise in accordance this Section 1.03), and (B) the amount (for the applicable period selected in accordance with paragraph (a) of this Section 1.03) determined in accordance with paragraph (a) of this Section 1.03 (and the other provisions of this Section 1.03 that are relevant to such paragraph) (without any allocation or distinction as to the derivation of the items set forth in any of the clauses of paragraph (a) of this Section 1.03, other than allocation or distinction between (i) the electric and/or gas utility business or businesses in which the Company is engaged (whether or not the Mortgaged Property is utilized in connection therewith), and (ii) the other business or businesses (if any) in which the Company is engaged (with such other business or businesses being given effect under the item set forth in clause (iv) of paragraph (a) of this Section 1.03).  Each such Net Earnings Certificate shall contain a statement of the signers of such Net Earnings Certificate that, in the opinion of such signers, the allocations made in the calculations of “Adjusted Net Earnings of the Company” as set forth in such Net Earnings Certificate are in accordance with the requirements of this final paragraph of this Section 1.03.

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SECTION 2.  Section 9.01 of the Original Indenture is amended by adding at the end thereof the following additional paragraph (h):

(h)           Anything herein to the contrary notwithstanding, the Company may not effect a satisfaction and discharge as described in paragraph (a) of this Section 9.01 unless the Company delivers to the Trustee an Opinion of Counsel to the effect that the Holders of the affected Bonds (i) will not recognize income, gain or loss for United States federal income tax purposes as a result of such satisfaction and discharge, and (ii) will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as if such satisfaction and discharge had not occurred.

ARTICLE VI
CONFIRMATION OF LIEN OF INDENTURE
ON CERTAIN PROPERTY

The Company hereby confirms, acknowledges and states that the property described on Exhibit D attached hereto is subject to the Lien of the Indenture pursuant to Granting Clause Second of the Original Indenture; and, for the avoidance of any doubt, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, all right, title and interest of the Company in and to such property, as security for the payment of the principal of premium, if any, and interest, if any, on all Bonds issued under the Indenture and Outstanding (as defined in the Indenture), when payable in accordance with the provisions thereof, and as security for the performance by the Company of, and compliance by the Company with, the covenants and conditions of the Indenture, TO HAVE AND TO HOLD all such property on the same terms as all other property subject to the Lien of the Indenture.

ARTICLE VII
THE TRUSTEE

The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Eleven of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

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ARTICLE VIII
MISCELLANEOUS PROVISIONS

Except as otherwise defined herein, all capitalized terms used in this Supplemental Indenture have the meanings stated in the Original Indenture, as heretofore supplemented.

This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, NorthWestern Corporation has caused this Supplemental Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by an Authorized Executive Officer as defined in the Indenture; and JPMorgan Chase Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Trust Officers; all as of the 1st day of November, 2004.

NORTHWESTERN CORPORATION

	By	/s/ Brian B. Bird
Brian B. Bird

(CORPORATE SEAL)

ATTEST:

/s/ Thomas J. Knapp
Thomas J. Knapp

JPMORGAN CHASE BANK

	By	/s/ L. O’Brien
Vice President

(CORPORATE SEAL)

ATTEST:

/s/ Rosa Cioccia
Trust Officer

STATE OF NEW YORK	)
) SS
COUNTY OF NEW YORK	)

BE IT REMEMBERED, that on this 1st day of November, 2004, before me, Keith M. Wixson, a Notary Public within and for the County and State aforesaid, personally came Brian B. Bird, Vice President and Chief Financial Officer and an Authorized Executive Officer (as such term is defined in the Indenture referred to in the foregoing Supplemental Indenture) and Thomas J. Knapp, Vice President and Deputy General Counsel and an Authorized Executive Officer (as such term is defined in the Indenture referred to in the foregoing Supplemental Indenture) of NorthWestern Corporation, a Delaware corporation, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such officers and as the free and voluntary act of NorthWestern Corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

/s/ Keith M Wixson
Notary Public, State of New York Qualified in New York County
	Commission expires	July 14, 2007
(NOTARIAL SEAL)

STATE OF NEW YORK	)
) SS
COUNTY OF NEW YORK	)

BE IT REMEMBERED, that on this 1st day of November, 2004, before me, Emily Fayan, a Notary Public within and for the County and State aforesaid, personally came L. O’Brien, a Vice President, and Rosa Ciaccia, a Trust Officer, of JPMorgan Chase Bank, a bank organized under the laws of the State of New York, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act, each as such Vice President and as the free and voluntary act of JPMorgan Chase Bank for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

/s/ Emily Fayan
Emily Fayan
Notary Public, State of New York Qualified in New York County
	Commission expires	Dec. 31, 2005
(NOTARIAL SEAL)

Exhibit A
to
Supplemental Indenture

Form of Bond of the First Mortgage Bonds, Collateral (2004) Series A

[FORM OF BOND OF FIRST MORTGAGE BONDS, COLLATERAL (2004) SERIES A, DUE 2009]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR COLLATERAL AGENT UNDER THE COLLATERAL AGREEMENT (AS IDENTIFIED AND DEFINED BELOW).

NORTHWESTERN CORPORATION
(Incorporated under the laws of the State of Delaware)
FIRST MORTGAGE BOND, COLLATERAL (2004) SERIES A, DUE 2009

No. R-	$

NorthWestern Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”, which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Lehman Commercial Paper Inc., as collateral agent under the Bond Delivery and Collateral Agreement to which reference is hereinafter made, or (subject to the transfer restrictions hereinbefore and hereinafter described) registered assigns, the sum of                                       dollars, or, if less, the unpaid principal amount of the Revolving Loans (as hereinafter defined), on the first day of November, 2009 (the “Revolving Credit Maturity Date”), in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon as described on the reverse hereof in like coin or currency.

The Bonds of the series of which this Bond is one have been issued to Lehman Commercial Paper Inc., as collateral agent (together with its successors in such capacity, the “Collateral Agent”) under the Bond Delivery and Collateral Agreement, dated as of the date set forth on the reverse hereof (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Collateral Agreement”), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Revolving Credit Applicable Share (as hereinafter defined) of the Revolving Credit Obligations (as hereinafter defined) under the Credit Agreement, dated as of the date set forth on the reverse hereof (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Credit Agreement”), among the Company, as borrower, the several lenders from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, as co-documentation agents, Lehman Commercial Paper Inc., as administrative agent (together with its successors in such capacity, the “Administrative Agent”) and the Collateral Agent.

This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed herein shall have been signed by or on behalf of JPMorgan Chase Bank, the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, NorthWestern Corporation has caused this Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:	NORTHWESTERN CORPORATION

By
Authorized Executive Officer
ATTEST:

By
Authorized Executive Officer

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of November 1, 2004.

JPMORGAN CHASE BANK, AS TRUSTEE

By
Authorized Officer

[FORM OF REVERSE OF BOND]

Indenture and Series Designation

This Bond is one of a duly authorized issue of bonds of the Company (the “Bonds”), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the “Indenture”), dated as of August 1, 1993, executed by the Company (under its then name, NorthWestern Public Service Company) to The Chase Manhattan Bank (National Association), the predecessor to JPMorgan Chase Bank (the “Trustee”), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured (and for the definition of any capitalized term used herein but not defined herein (with any term defined herein and in the Indenture being used herein as defined herein)).  The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture.  This Bond is one of a series designated as the “First Mortgage Bonds, Collateral (2004) Series A, due 2009” (the “First Mortgage Bonds, Collateral (2004) Series A”) of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of November 1, 2004 (the “Supplemental Indenture”) between the Company and the Trustee, supplemental to the Indenture.

Issuance to Collateral Agent under Collateral Agreement

First Mortgage Bonds, Collateral (2004) Series A have been issued to the Collateral Agent under the Collateral Agreement to secure the obligations of the Company to pay when due the Revolving Credit Applicable Share (as hereinafter defined) of the Revolving Credit Obligations under the Credit Agreement.  Each of the Collateral Agreement and the Credit Agreement is dated as of November 1, 2004.

Principal

The unpaid principal of the First Mortgage Bonds, Collateral (2004) Series A, of which this Bond is one, is scheduled to be paid on the Revolving Credit Maturity Date.  From time to time after the issuance of the First Mortgage Bonds, Collateral (2004) Series A, and as Revolving Loans (as hereinafter defined) are prepaid and reborrowed subject to and in accordance with the Credit Agreement, (A) for purposes of determining the amount of principal payable by the Company with respect to the First Mortgage Bonds, Collateral (2004) Series A, the unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series A at any time shall be deemed to be equal to the Revolving Credit Applicable Share of the unpaid principal amount of the Revolving Loans at such time, plus, if an acceleration of the Revolving Loans shall be in effect in accordance with the Credit Agreement at such time, the amount of cash collateral required to be provided by the Company pursuant to Section 8 of the Credit Agreement in respect of Letters of Credit, and (B) for all other purposes of the Indenture (including without limitation, the determination of the amount of principal on which interest is payable and the determination of the principal amount with respect to which the Collateral Agent, as registered owner, is entitled to vote or otherwise exercise rights as registered owner), the First Mortgage Bonds, Collateral (2004) Series A shall be deemed to be “Outstanding” at any time in an aggregate principal amount equal to the Maximum Principal Amount at such time.  The “Maximum Principal Amount” on and as of the date of original issuance of the First Mortgage Bonds, Collateral (2004) Series A shall be $35,000,000 and thereafter shall be reduced from time to time upon each Revolving Credit Commitment Redemption and each Revolving Credit Event of Default Termination Commitment Redemption (as hereinafter defined), in each case, by an amount equal to the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are deemed to be redeemed pursuant to such Revolving Credit Commitment Redemption or such Revolving Credit Event of Default Commitment Termination Redemption.

Interest

The unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series A, of which this bond is one, bears interest (i) with respect to the portion or amount of such principal that is equal to the principal amount of Revolving Loans, at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by Revolving Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on Revolving Loans), payable on each day on which interest is payable on Revolving Loans in accordance with the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of interest that is payable on Revolving Loans on such day in accordance with the Credit Agreement), (ii) with respect to the portion or amount of such principal (in excess of the amount described in the preceding clause (i)) that is equal to the Revolving Credit Applicable Share of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for any day shall be equal to the rate or rates per annum at which commitment fees are payable under the Credit Agreement on the unused Total Revolving Credit Commitments, payable on each day on which commitment fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of commitment fees that is payable under the Credit Agreement on such day), and (iii) with respect to the portion or amount of such principal (in excess of the amounts described in the preceding clauses (i) and (ii)) that is equal to the Revolving Credit Applicable Share of the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum at which letter of credit fees are payable under the Credit Agreement on the amount available to be drawn under Letters of Credit, payable on each day on which letter of credit fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of letter of credit fees that is payable under the Credit Agreement on such day), in each case, to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date.

Revolving Credit Applicable Share

As used herein, “Revolving Credit Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A, due 2009, of the Company (the “Montana Revolving Credit Bonds”) that are outstanding on such day under the Company’s Montana Mortgage (as defined in the Supplemental Indenture). Simultaneously with the issuance and registration of the First Mortgage Bonds, Collateral (2004) Series A in the name of the Collateral Agent (for the same purpose), the Montana Revolving Credit Bonds were issued to the Collateral Agent to secure the Revolving Credit Obligations.

Revolving Credit Obligations and Revolving Loans

As used herein, “Revolving Credit Obligations” means the obligations of the Company (A) to pay (i) principal of and interest on (a) the Revolving Credit Loans (as defined in the Credit Agreement), (b) the Swing Line Loans (as defined in the Credit Agreement), and (c) drawings under Letters of Credit (as defined in the Credit Agreement) that are not reimbursed pursuant to and in accordance with the Credit Agreement (collectively, “Revolving Loans”), (ii) commitment fees on the average daily amount of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement); and (iii) letter of credit fees on the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement), and (B) to cash collateralize Letters of Credit pursuant to and in accordance with Section 8 of the Credit Agreement.

Redemption

First Mortgage Bonds, Collateral (2004) Series A, of which this bond is one, shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which there is a permanent reduction or termination of the Revolving Credit Commitments (as defined in the Credit Agreement) pursuant to Section 2.10 of the Credit Agreement, First Mortgage Bonds, Collateral (2004) Series A shall be deemed to have been redeemed in an aggregate principal amount equal to the Revolving Credit Applicable Share of the amount of such permanent reduction or termination of the Revolving Credit Commitments pursuant to such Section 2.10 (a “Revolving Credit Commitment Redemption”); (B) on each day on which the Revolving Credit Commitments are permanently terminated pursuant to Section 8 of the Credit Agreement, First Mortgage Bonds, Collateral (2004) Series A shall be deemed to have been redeemed in an aggregate principal amount which, after giving effect to such termination, results in the Maximum Principal Amount of First Mortgage Bonds, Collateral (2004) Series A being equal to the Revolving Credit Applicable Share of the sum of the principal amount of the

Revolving Loans then outstanding under the Credit Agreement and the amount then available to be drawn under Letters of Credit (a “Revolving Credit Event of Default Commitment Termination Redemption”); and (C) on each day on which the Revolving Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of First Mortgage Bonds, Collateral (2004) Series A shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Trustee (such notice and call being waived by the registered owners of the First Mortgage Bonds, Collateral (2004) Series A by the acceptance of the First Mortgage Bonds, Collateral (2004) Series A and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a reinstatement of the Revolving Credit Commitments or a rescission or annulment of the acceleration of the Revolving Loans pursuant to the Credit Agreement or otherwise, the related Revolving Credit Event of Default Commitment Termination Redemption or the related Acceleration Redemption shall be deemed to be rescinded or annulled, without prejudice to the occurrence of another Revolving Credit Event of Default Commitment Termination Redemption or another Acceleration Redemption upon and by reason of a subsequent termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or another acceleration of the Revolving Loans in accordance with the Credit Agreement.  Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series A on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount (determined in accordance with the Supplemental Indenture) of the First Mortgage Bonds, Collateral (2004) Series A that is then payable by the Company (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due an Acceleration Redemption Amount, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Revolving Credit Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Revolving Loans in accordance with the Credit Agreement.

The Trustee may conclusively presume that no redemption of First Mortgage Bonds, Collateral (2004) Series A is deemed to have occurred or resulted in a reduction of the Maximum Principal Amount (in the case of a Revolving Credit Commitment Redemption or a Revolving Credit Event of Default Commitment Termination Redemption) or is required to occur (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the Revolving Credit Commitments have been permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments have been permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans have been accelerated in accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall (i) state the date on which the Revolving Credit Commitments were permanently reduced or terminated pursuant to Section 2.10 of the

Credit Agreement or the Revolving Credit Commitments were permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans were accelerated, (ii) the amount by which the Revolving Credit Commitments were so permanently reduced or terminated and the Maximum Principal Amount (determined in accordance with the Supplemental Indenture) after giving effect to the related and deemed redemption of First Mortgage Bonds, Collateral (2004) Series A or the principal amount of the Revolving Loans subject to acceleration on such date, (iii) the principal amount of First Mortgage Bonds, Collateral (2004) Series A that are deemed to have been redeemed or are to be redeemed on such date in accordance with the Supplemental Indenture by reason of such permanent reduction or termination of the Revolving Credit Commitments and such reduction of the Maximum Principal Amount or such acceleration of the Revolving Loans, and (iv) in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the First Mortgage Bonds, Collateral (2004) Series A (determined in accordance with the Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the First Mortgage Bonds, Collateral (2004) Series A.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all First Mortgage Bonds, Collateral (2004) Series A then Outstanding, of notice of redemption and call for redemption by the Company or the Trustee of the First Mortgage Bonds, Collateral (2004) Series A subject to redemption as described in such Redemption Demand.  The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Trustee shall be fully protected in relying thereon).

The Trustee may conclusively presume that no rescission or annulment of a Revolving Credit Event of Default Commitment Termination Redemption or an Acceleration Redemption (in respect of which the Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the First Mortgage Bonds, Collateral (2004) Series A was rescinded or annulled in accordance with the Supplemental Indenture.  The Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Trustee shall be fully protected in relying thereon).

Additional Terms

First Mortgage Bonds, Collateral (2004) Series A, of which this Bond is one, shall be subject to the following other terms and conditions:

(I)            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything in this bond or in the Supplemental Indenture to the contrary (other than the provisions of subdivision III below), each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series A that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Revolving Credit Applicable Share of, a payment of Revolving Credit Obligations that becomes due and payable on such day in accordance with the Credit Agreement.

(II)           The obligation of the Company to make each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series A that becomes due and payable in accordance with the Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the First Mortgage Bonds, Collateral (2004) Series A to be in an amount equal to the Revolving Credit Applicable Share of the amount of such partial payment with respect to the Revolving Credit Obligations).

(III)         Nothing in any of the First Mortgage Bonds, Collateral (2004) Series A (including, without limitation, any reference to the principal payable with respect to the First Mortgage Bonds, Collateral (2004) Series A being determined on the basis of the Revolving Credit Applicable Share of the principal payable with respect to the Revolving Credit Obligations) shall, or shall be deemed or construed to, increase the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A that are Outstanding at any time to an amount in excess of the Maximum Principal Amount as in effect at such time.

Transfer Restrictions

First Mortgage Bonds, Collateral (2004) Series A, of which this Bond is one, shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the First Mortgage Bonds, Collateral (2004) Series A by the Collateral Agent, the Collateral Agent shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Collateral Agent to be correct).

Any transfer of First Mortgage Bonds, Collateral (2004) Series A (i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of First Mortgage Bonds, Collateral (2004) Series A to a successor Collateral Agent under the Collateral Agreement, and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company has waived any right to make any charge for any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series A by the Collateral Agent, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series A by the Collateral Agent).

General

To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then Outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then Outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then Outstanding under the Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the First Mortgage Bonds, Collateral (2004) Series A at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

Exhibit B
to
Supplemental Indenture

Form of Bond of the First Mortgage Bonds, Collateral (2004) Series B

Exhibit B

[FORM OF BOND OF FIRST MORTGAGE BONDS, COLLATERAL (2004) SERIES B, DUE 2011]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR COLLATERAL AGENT UNDER THE COLLATERAL AGREEMENT (AS IDENTIFIED AND DEFINED BELOW).

NORTHWESTERN CORPORATION
(Incorporated under the laws of the State of Delaware)
FIRST MORTGAGE BOND, COLLATERAL (2004) SERIES B, DUE 2011

No. R-	$

NorthWestern Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”, which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Lehman Commercial Paper Inc., as collateral agent under the Bond Delivery and Collateral Agreement to which reference is hereinafter made, or (subject to the transfer restrictions hereinbefore and hereinafter described) registered assigns, the sum of                              dollars, in installments prior to, and the balance on, the first day of November, 2011 (the “Term Loan Maturity Date”), in each case, in such amount as is described on the reverse hereof for such installment or such balance, as applicable, and in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon as described on the reverse hereof in like coin or currency.

The Bonds of the series of which this Bond is one have been issued to Lehman Commercial Paper Inc., as collateral agent (together with its successors in such capacity, the “Collateral Agent”) under the Bond Delivery and Collateral Agreement, dated as of the date set forth on the reverse hereof (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Collateral Agreement”), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Term Loan Applicable Share (as hereinafter defined) of the principal of and interest on the term loans (the “Term Loans”) made and outstanding under the Credit Agreement, dated as of the date set forth on the reverse hereof (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Credit Agreement”), among the Company, as borrower, the several lenders from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, as co-documentation agents, Lehman Commercial Paper Inc., as administrative agent (together with its successors in such capacity, the “Administrative Agent”) and the Collateral Agent.

This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed herein shall have been signed by or on behalf of JPMorgan Chase Bank, the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, NorthWestern Corporation has caused this Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:	NORTHWESTERN CORPORATION

By
Authorized Executive Officer
ATTEST:

By
Authorized Executive Officer

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of November 1, 2004.

JPMORGAN CHASE BANK, AS TRUSTEE

By
Authorized Officer

[FORM OF REVERSE OF BOND]

Indenture and Series Designation

This Bond is one of a duly authorized issue of bonds of the Company (the “Bonds”), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the “Indenture”), dated as of August 1, 1993, executed by the Company (under its then name, NorthWestern Public Service Company) to The Chase Manhattan Bank (National Association), the predecessor to JPMorgan Chase Bank (the “Trustee”), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured (and for the definition of any capitalized term used herein but not defined herein (with any term defined herein and in the Indenture being used herein as defined herein)).  The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture.  This Bond is one of a series designated as the “First Mortgage Bonds, Collateral (2004) Series B, due 2011” (the “First Mortgage Bonds, Collateral (2004) Series B”) of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of November 1, 2004 (the “Supplemental Indenture”) between the Company and the Trustee, supplemental to the Indenture.

Issuance to Collateral Agent under Collateral Agreement

The First Mortgage Bonds, Collateral (2004) Series B have been issued to the Collateral Agent under the Collateral Agreement to secure the obligations of the Company to pay when due the Term Loan Applicable Share (as hereinafter defined) of the principal of and interest on the Term Loans made and outstanding under the Credit Agreement.  Each of the Collateral Agreement and the Credit Agreement is dated as of November 1, 2004.

Principal

Principal of the First Mortgage Bonds, Collateral (2004) Series B, of which this Bond is one, is scheduled to be paid as follows:  (i) an installment of the principal of the First Mortgage Bonds, Collateral (2004) Series B in an amount equal to $70,000 (said amount representing one quarter of one percent (0.25%) of the original aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B) to be payable on each March 31, June 30, September 30 and December 31, commencing March 31, 2005 and continuing through and including September 30, 2010, (ii) an installment of the principal amount of the First Mortgage Bonds, Collateral (2004) Series B in an amount equal to $6,580,000 (said amount representing twenty-three and one-half percent (23.5%) of the original aggregate principal amount of the First Mortgage Bonds, Collateral (2004)

Series B) to be payable on December 31, 2010, March 31, 2011 and June 30, 2011, and (iii) the balance of the principal of the First Mortgage Bonds, Collateral (2004) Series B to be payable on the Term Loan Maturity Date; in each case, unless an equal installment or balance of the principal of the Term Loans is not due and payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement by reason of prior prepayment of the Term Loans (in which event, there shall be due and payable on the First Mortgage Bonds, Collateral (2004) Series B on such day or on the Term Loan Maturity Date, as applicable, an amount of principal of said Bonds equal to the Term Loan Applicable Share of the amount of principal of the Term Loans that is payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement).

Interest

The unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series B, of which this Bond is one, bears interest at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by the Term Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on the Term Loans), payable on each day on which interest is payable on the Term Loans in accordance with the Credit Agreement (and in an amount equal to the Term Loan Applicable Share of the amount of interest that is payable on the Term Loans on such day in accordance with the Credit Agreement) to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date.

Term Loan Applicable Share

As used herein, “Term Loan Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B, due 2011, of the Company (the “Montana Term Loan Bonds”) that are outstanding on such day under the Montana Mortgage.  Simultaneously with the issuance and registration of the First Mortgage Bonds, Collateral (2004) Series B in the name of the Collateral Agent (for the same purpose), the Montana Term Loan Bonds were issued to the Collateral Agent to secure the obligations of the Company to pay when due a portion of the principal of and interest on the Term Loans.

Redemption

First Mortgage Bonds, Collateral (2004) Series B, of which this Bond is one, shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which the Term Loans are prepaid in accordance with the Credit Agreement, First Mortgage Bonds, Collateral (2004) Series B shall be deemed to have been redeemed in an aggregate principal amount equal to the Term Loan Applicable Share of the aggregate principal amount of the Term Loans that are so prepaid on such day (a “Term Loan Prepayment Redemption”); and (B) on each day on which the Term Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B shall be subject to mandatory redemption by the Company (the “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Trustee (such notice and call being waived by the registered owners of the First Mortgage Bonds, Collateral (2004) Series B by the acceptance of the First Mortgage Bonds, Collateral (2004) Series B and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of the acceleration of the Term Loans pursuant to the Credit Agreement or otherwise, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Term Loans in accordance with the Credit Agreement).  Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series B on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount of the First Mortgage Bonds, Collateral (2004) Series B (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on the First Mortgage Bonds, Collateral (2004) Series B on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due the Acceleration Redemption Amount with respect to an Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series B, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Term Loan Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Term Loans in accordance with the Credit Agreement.

The Trustee may conclusively presume that no redemption of First Mortgage Bonds, Collateral (2004) Series B is deemed to have occurred (in the case of a Term Loan Prepayment Redemption) or is required (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that Term Loans have been prepaid or have been accelerated, in either case, in accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which the Term Loans were prepaid or accelerated in accordance with the Credit Agreement, (ii) the principal amount of the Term Loans so prepaid or accelerated on such date, (iii) the principal amount of First Mortgage Bonds, Collateral (2004) Series B that are deemed to have been redeemed or are to be redeemed on such date in accordance with the Supplemental Indenture by reason of such prepayment or acceleration, and (iv)  in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the First Mortgage Bonds, Collateral (2004) Series B (determined in accordance with the Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the First Mortgage Bonds, Collateral (2004) Series B.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all First Mortgage Bonds, Collateral (2004) Series B then Outstanding, of notice of redemption and call for redemption by the Company or the Trustee of the First Mortgage Bonds, Collateral (2004) Series B deemed redeemed or subject to redemption as described in such Redemption Demand.  The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Trustee shall be fully protected in relying thereon).

The Trustee may conclusively presume that no rescission or annulment of the Acceleration Redemption (in respect of which the Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Term Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Term Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the First Mortgage Bonds, Collateral (2004) Series B was rescinded or annulled in accordance with the Supplemental Indenture.  The Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Trustee shall be fully protected in relying thereon).

Additional Terms

First Mortgage Bonds, Collateral (2004) Series B, of which this Bond is one, shall be subject to the following other terms and conditions:

(I)            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything in this bond or the Supplemental Indenture to the contrary (other than the provisions of subdivision III below), each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series B that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to, the Term Loan Applicable Share of, a payment of principal of or interest on the Term Loans that becomes due and payable on such day in accordance with the Credit Agreement.

(II)           The obligation of the Company to make each payment of principal of or interest on the First Mortgage Bonds, Collateral (2004) Series B that becomes due and payable in accordance with the Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the First Mortgage Bonds, Collateral (2004) Series B to be in an amount equal to the Term Loan Applicable Share of the amount of such partial payment with respect to the Term Loans).

(III)         Nothing in any of First Mortgage Bonds, Collateral (2004) Series B (including, without limitation, any reference to the principal payable with respect to the First Mortgage Bonds, Collateral (2004) Series B being determined on the basis of the Term Loan Applicable Share of the principal payable with respect to the Term Loans) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B that are Outstanding from time to time, (B) cause or permit an amount of principal of the First Mortgage Bonds, Collateral (2004) Series B to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $28,000,000, or (C) cause or permit to be or to become due and payable interest on the First Mortgage Bonds, Collateral (2004) Series B which is payable on any principal of the First Mortgage Bonds, Collateral (2004) Series B that is in excess of the principal of the First Mortgage Bonds, Collateral (2004) Series B as restricted pursuant to the preceding clauses (A) and (B).

Transfer Restrictions

First Mortgage Bonds, Collateral (2004) Series B, of which this Bond is one, shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the First Mortgage Bonds, Collateral (2004) Series B by the Collateral Agent, the Collateral Agent shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Collateral Agent to be correct).

Any transfer of First Mortgage Bonds, Collateral (2004) Series B (i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of First Mortgage Bonds, Collateral (2004) Series B to a successor Collateral Agent under the Collateral Agreement, and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company has waived any right to make any charge for any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series B by the Collateral Agent, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise

(it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series B by the Collateral Agent).

General

To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then Outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then Outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then Outstanding under the Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the First Mortgage Bonds, Collateral (2004) Series B at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

Exhibit C
to
Supplemental Indenture

Form of Bond of the First Mortgage Bonds, Collateral (2004) Series C

Exhibit C

[FORM OF BOND OF FIRST MORTGAGE BONDS, COLLATERAL (2004) SERIES C, DUE 2014]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE
UNDER THE SENIOR NOTE INDENTURE (AS IDENTIFIED AND DEFINED BELOW).

NORTHWESTERN CORPORATION
(Incorporated under the laws of the State of Delaware)
FIRST MORTGAGE BOND, COLLATERAL (2004) SERIES C, DUE 2014

No. R-	$

NorthWestern Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”, which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to U.S. Bank National Association, as trustee under the Senior Note Indenture to which reference is hereinafter made, or (subject to the transfer restrictions hereinbefore and hereinafter described) registered assigns, the sum of                                dollars, on the first day of November, 2014 (the “Senior Note Maturity Date”), in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon as described on the reverse hereof in like coin or currency.

The Bonds of the series of which this Bond is one have been issued to U.S. Bank National Association, as trustee (together with its successors in such capacity, the “Senior Note Trustee”) under the Indenture, dated as of November 1, 2004, between the Company and the Senior Note Trustee, as supplemented and amended by Supplemental Indenture No. 1, dated as of November 1, 2004 (as so supplemented and amended and as may be further supplemented, amended or otherwise modified in accordance with its terms, the “Senior Note Indenture”), to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on the Senior Notes (as such term is hereinafter defined).

This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed herein shall have been signed by or on behalf of JPMorgan Chase Bank, the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, NorthWestern Corporation has caused this Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:	NORTHWESTERN CORPORATION

By
Authorized Executive Officer
ATTEST:

By
Authorized Executive Officer

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of November 1, 2004.

JPMORGAN CHASE BANK, AS TRUSTEE

By
Authorized Officer

[FORM OF REVERSE OF BOND]

Indenture and Series Designation

This Bond is one of a duly authorized issue of bonds of the Company (the “Bonds”), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the “Indenture”), dated as of August 1, 1993, executed by the Company (under its then name, NorthWestern Public Service Company) to The Chase Manhattan Bank (National Association), the predecessor to JPMorgan Chase Bank (the “Trustee”), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured (and for the definition of any capitalized term used herein but not defined herein (with any term defined herein and in the Indenture being used herein as defined herein)).  The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture.  This Bond is one of a series designated as the “First Mortgage Bonds, Collateral (2004) Series C, due 2014” (the “First Mortgage Bonds, Collateral (2004) Series C”) of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of November 1, 2004 (the “Supplemental Indenture”) between the Company and the Trustee, supplemental to the Indenture.

Principal

The unpaid principal of the First Mortgage Bonds, Collateral (2004) Series C, of which this Bond is one, is scheduled to be paid on the Senior Notes Maturity Date.

Interest

The unpaid principal amount of the First Mortgage Bonds, Collateral (2004) Series C, of which this Bond is one, bears interest at the rate of five and seven eighth (5.875%) per annum (calculated in the same manner as interest is calculated on the Senior Notes in accordance with the Senior Note Indenture), payable semiannually on the first (1st) day of each May and November, commencing on May 1, 2005 and continuing until the principal of the First Mortgage Bonds, Collateral (2004) Series C Series is paid (or provided for in accordance with the Senior Note Indenture), to the Senior Note Trustee as the registered owner, without regard to, or necessity for, any record date.

Senior Notes Applicable Share

As used herein, “Senior Notes Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the eighth decimal place), (i) the numerator of which is the aggregate principal amount of the First Mortgage Bonds, Collateral (2004)

Series C that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C, due 2014, of the Company (the “Montana Senior Notes Bonds”) that are outstanding on such day under the Company’s Montana Mortgage (as defined in the Supplemental Indenture).  Simultaneously with issuance and registration of the First Mortgage Bonds, Collateral (2004) Series C in the name of the Senior Note Trustee (for the same purpose), the Montana Senior Notes Bonds were issued to and registered in the name of the Senior Note Trustee, to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on the Senior Notes.

Redemption

First Mortgage Bonds, Collateral (2004) Series C, of which this Bond is one, shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which Senior Notes become due and payable in accordance with Section 405 of the Senior Note Indenture by reason of redemption in accordance with the Senior Note Indenture (a “Senior Notes Redemption Payment Date”), First Mortgage Bonds, Collateral (2004) Series C shall be subject to mandatory redemption by the Company in an aggregate principal amount equal to the Senior Notes Applicable Share of the aggregate principal amount of the Senior Notes that become so due and payable on such Senior Notes Redemption Payment Date (a “Corresponding Redemption”); and (B) on each day on which the Senior Notes become due and payable in accordance with Section 702 of the Senior Note Indenture by reason of acceleration of the Senior Notes in accordance with the Senior Note Indenture (a “Senior Notes Acceleration Payment Date”), the entire aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Trustee (such notice and call being waived by the registered owners of the First Mortgage Bonds, Collateral (2004) Series C by the acceptance of the First Mortgage Bonds, Collateral (2004) Series C and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of the acceleration of the Senior Notes pursuant to the Senior Note Indenture, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Senior Notes in accordance with the Senior Note Indenture).

Each Corresponding Redemption of First Mortgage Bonds, Collateral (2004) Series C on a Senior Notes Redemption Payment Date shall be at a redemption price equal to the redemption price payable in connection with the redemption of Senior Notes to which it corresponds (consisting of principal of and, if applicable to such redemption of Senior Notes in accordance with the Senior Note Indenture, premium on such Senior Notes), together with interest accrued on the principal included in such redemption price to such Senior Notes Redemption Payment Date (a “Corresponding Redemption Amount”); and such Corresponding Redemption Amount shall be due and payable on such Senior Notes Redemption Payment Date.  Each Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series C on a Senior Notes Acceleration Payment Date shall be at a redemption price equal to the principal amount of the First Mortgage Bonds, Collateral (2004) Series C (without premium), together with interest accrued on said principal to such Senior Notes Acceleration Payment Date (an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Senior Notes Acceleration Payment Date.  In the event of any failure by the Company to pay when due the Corresponding Redemption Amount with respect to a Corresponding Redemption of First Mortgage Bonds, Collateral (2004) Series C or the Acceleration Redemption Amount with respect to an Acceleration Redemption of First Mortgage Bonds, Collateral (2004) Series C, interest shall accrue on such unpaid Corresponding Redemption Amount or such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Senior Notes Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of, premium (if any) and interest on the Senior Notes in accordance with the Senior Note Indenture.

The Trustee may conclusively presume that no redemption of the First Mortgage Bonds, Collateral (2004) Series C is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that Senior Notes became due and payable pursuant to Section 405 or 702 of the Senior Note Indenture by reason of redemption or acceleration in accordance with the Senior Note Indenture (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which Senior Notes became due and payable by reason of redemption or acceleration in accordance with the Senior Note Indenture, (ii) the principal amount of the Senior Notes that became so due and payable on such date, (iii) the principal amount of the First Mortgage Bonds, Collateral (2004) Series C to be redeemed on such date in accordance with the Supplemental Indenture by reason of such redemption or acceleration, and (iv) the Corresponding Redemption Amount or the Acceleration Redemption Amount payable on such date with respect to First Mortgage Bonds, Collateral (2004) Series C (determined in accordance with the Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of, premium (if any) and interest on the First Mortgage Bonds, Collateral (2004) Series C.  Each Redemption Demand shall be deemed to constitute a waiver by the Senior Note Trustee, as registered owner of all First Mortgage Bonds, Collateral (2004) Series C then Outstanding, of notice of redemption and call for redemption by the Company or the Trustee of the First Mortgage Bonds, Collateral (2004) Series C subject to redemption as described in such Redemption Demand.  The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Trustee shall be fully protected in relying thereon).

The Trustee may conclusively presume that no rescission or annulment of an Acceleration Redemption (in respect of which the Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Senior Notes has been rescinded or annulled in accordance with the Senior Note Indenture (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Senior Notes was rescinded or annulled in accordance with the Senior Note Indenture and, as consequence, the acceleration of the First Mortgage Bonds, Collateral (2004) Series C was rescinded or annulled in accordance with the Supplemental Indenture.  The Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Trustee shall be fully protected in relying thereon).

Additional Terms

First Mortgage Bonds, Collateral (2004) Series C, of which this Bond is one, shall be subject to the following other terms and conditions:

(I)            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything in this Bond or the Supplemental Indenture to the contrary (other than the provisions of subdivision (III) below), each payment of principal of, premium (if any) or interest on the First Mortgage Bonds, Collateral (2004) Series C that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to, the Senior Notes Applicable Share of, a payment of principal of, premium (if any) or interest on the Senior Notes that becomes due and payable on such day in accordance with the Senior Note Indenture.

(II)           The obligation of the Company to make each payment of principal of, premium (if any) or interest on the First Mortgage Bonds, Collateral (2004) Series C that becomes due and payable in accordance with the Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been fully paid, or if provision for the full payment thereof shall been made (by depositing moneys sufficient for such full payment with the Senior Note Trustee), in either case under and in accordance with the Senior Note Indenture, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been partially paid, or if provision for the partial payment thereof shall have been made (by depositing moneys sufficient for such partial payment with the Senior Note Trustee), in either case, under and in accordance with the Senior Note Indenture (such partial satisfaction and discharge with respect to the First Mortgage Bonds, Collateral (2004) Series C to be in an amount equal to the Senior Notes Applicable Share of the amount of such partial payment or provision for partial payment with respect to the Senior Notes).

(III)         Nothing in any of First Mortgage Bonds, Collateral (2004) Series C (including, without limitation, any reference to the principal payable with respect to the First Mortgage Bonds, Collateral (2004) Series C being determined on the basis of the Senior Notes Applicable Share of the principal payable with respect to the Senior Notes) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C that are Outstanding from time to time, (B) cause or permit an amount of principal of the First Mortgage Bonds, Collateral (2004) Series C to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $64,000,000, or (C) cause or permit to be or to become due and payable interest on the First Mortgage Bonds, Collateral (2004) Series C which is payable on any principal of the First Mortgage Bonds, Collateral (2004) Series C that is in excess of the principal of the First Mortgage Bonds, Collateral (2004) Series C as restricted pursuant to the preceding clauses (A) and (B).

Transfer Restrictions

First Mortgage Bonds, Collateral (2004) Series C, of which this Bond is one, shall not be transferable except to any successor Senior Note Trustee under the Senior Note Indenture.  As a condition precedent to any transfer of the First Mortgage Bonds, Collateral (2004) Series C by the Senior Note Trustee, the Senior Note Trustee shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Senior Note Trustee under the Senior Note Indenture (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Senior Note Trustee to be correct).

Any transfer of First Mortgage Bonds, Collateral (2004) Series C (i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of First Mortgage Bonds, Collateral (2004) Series C to a successor Senior Note Trustee under the Senior Note Indenture, and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company has waived any right to make any charge for any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series C by the Senior Note Trustee, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of First Mortgage Bonds, Collateral (2004) Series C by the Senior Note Trustee).

General

To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then Outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then Outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then Outstanding under the Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the First Mortgage Bonds, Collateral (2004) Series C at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

Exhibit D
to
Supplemental Indenture

Certain After-Acquired Property Subject to the Lien of the Indenture

Exhibit D

The following properties, located in the following counties of the State of South Dakota, are subject to the Lien of the Indenture pursuant to Granting Clause Second of the Original Indenture:

Beadle County

Outlot 13 of Coutts’ Outlots 9 thru 17, a Part of the North Half of the NW 1/4 of Section 13, Township 110, Range 62, Beadle County, South Dakota. Except: The East Seventy-five Feet (75’) of the South One Hundred Fifteen Feet (115’) of Outlot Thirteen (13), Coutts Outlots Nine (9) thru Seventeen (17), a part of the North one-half (N 1/2) of the Northwest Quarter (NW 1/4) of Section Thirteen (S13), Township One Hundred Ten North (T110N), Range Sixty-two West (R62W) of the Fifth (5th) Principal Meridian, City of Huron, Beadle County, South Dakota.

The West Five feet (5’) of the North Forty feet (40’) of the South Ninety feet (90’) of the Southeast Quarter (SE1/4) of Section Thirteen (S13), Township One Hundred Eleven North (T.111 N.), Range Sixty-four West (R.64 W.) of the Fifth (5th) Principal Meridian, Beadle County, South Dakota, containing 0.005 acres more or less.

The West Five feet (5’) of the North Fifteen feet (15’) of the South One Hundred Five feet (105’) of the Southeast Quarter (SE1/4) of Section Thirteen (S13), Township One Hundred Eleven North (T.111 N), Range Sixty-four West (R.64 W.) of the Fifth (5th) Principal Meridian, Beadle County, South Dakota, containing 0.005 acres more or less.

The South Twenty feet (20’) of the East Forty feet (40’) of Broadland Creek Industrial Park Lot Four (4), a part of the Southeast Quarter (SE1/4) of Section Twenty-five (S25), Township One Hundred Eleven North (T.111 N.), Range Sixty-two West (R.62 W.) of the Fifth (5th) Principal Meridian, Beadle County, South Dakota, containing 0.18 acres more of less.

Brown County

NORTHERN / NORTHWESTERN TBS ADDITION, a part of the Northeast Quarter (NE 1/4) of Section Nineteen (S 19), Township One Hundred Twenty-two North (T 122N), Range Sixty-three West (R. 63W) of the Fifth (5th) Principal Meridian, Brown County, South Dakota, containing 0.21 acres more or less.

Charles Mix County

Lot Three (3) and the South Eighteen feet (18’) of Lot Two (2), Block One (1), B. W. LASHIER’S FIRST ADDITION to the town (now City) of Wagner, Charles Mix County, South Dakota.

Clark County

NWPS FORDHAM \ CLARK GAS REG-STATION ADDITION, a part of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section One (S.1), Township One Hundred Fifteen North (T.115 N.), Range Fifty-nine West (R.59 W.) of the Fifth (5th) Principal Meridian, Clark County, South Dakota.

Davison County

The East Thirty-three feet (33’) of the North One Hundred Fifty feet (150’) of the South One Hundred Eighty-three feet (183’) of the Southeast Quarter (SE 1/4) of Section Nine (S9), Township One Hundred Three North (T. 103 N.), Range Sixty West (R. 60 W.) of the Fifth (5th) Principal Meridian, City of Mitchell, Davison County, South Dakota, said property being a portion of the vacated statutory public right-of-way lying between the Southeast Quarter (SE 1/4) of said Section Nine (S9) and Lot “N” in the Southwest Quarter (SW 1/4) of Section Ten (S10) Township One Hundred Three North (T. 103 N.) Range Sixty West (R. 60 W.), containing 0.11 acres more or less.

Day County

Lot One (1) and Lot Two (2) in Block Sixteen (16) of Prior’s First Addition to the City of Webster, Day County, South Dakota.

Hutchinson County

NWPS PARKSTON SUB SECOND ADDITION, a part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section Thirteen (S.13), Township Ninety-nine North (T.99 N.), Range Sixty-one West (R.61 W.) of the Fifth (5th) Principal Meridian, in or adjacent to the City of Parkston, Hutchinson County, South Dakota, containing 0.14 acres more or less.

Lake County

The West Half (W.1/2) of Lot Ten (10) in Block Twenty-nine (29) of the Original Plat of Madison, Lake County, South Dakota, according to the recorded plat thereof.

NWPS LAKE MADISON TAP ADDITION, a part of the South One half (S1/2) of the Southwest Quarter (SW1/4) of Section One (1), Township One Hundred Five North (T.105 N.), Range Fifty-three West (R.53 W.) of the Fifth (5th) Principal Meridian, Lake County, South Dakota, containing 0.07 acres more or less.

NWPS LAKE MADISON REG ADDITION, a part of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section Five (S5), Township One Hundred Five North (T.105 N.), Range Fifty-one West (R.51 W.) of the Fifth (5th) Principal Meridian, Lake County, South Dakota, containing 0.13 acres more or less.

Spink County

NWPS MELLETTE GAS REG-STA ADDITION, a part of Lot One of Wheat Growers Subdivision in the southeast Quarter (SE1/4) of Section Two (S2) Township One Hundred Nineteen North (T.119 N.), Range Sixty-four West (R.54 W.) of the Fifth (5th) Principal Meridian, Spink County, South Dakota, containing 0.09 acres more of less.

Yankton County

Gurney’s Outlot 3 in the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section Twelve (12), Township Ninety-three (93) North, Range Fifty-six (56) West of the 5th P.M., City of Yankton, Yankton County, South Dakota, containing 8.76 acres more or less.

County Auditor’s Tract 1A in NE 1/4 of Section 2, Township 93 North, Range 57 West of the 5th P.M., Yankton County, South Dakota. (Commencing at a point 33 feet due West of the Northeast corner of Section 2, TWP 93 N., Range 57, Yankton County West of the 5th PM, thence due South a distance of 511.2 feet, thence due West a distance of 511.2 feet, thence due North a distance of 511.2 feet, thence due East to the point of beginning consisting of a tract of 6 acres subject to existing easement of record for road, highway of other public purposes.  Now known as County Auditor’s Tract #1, as platted in Book 4S, Page 4B.)

LOT “C” OF YAGGIES THIRD ADDITION, a portion of Yaggies Third Addition, situated in Northwest Quarter of Section Nine (S9), Township Ninety-three (T.93 N.), Range Fifty-five West (R.55 W.) of the Fifth (5th) Principal Meridian, Yankton County, South Dakota, containing 13.88 acres more or less.